Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                                                    Exhibit 10.8
                                                                    ------------

                          Addendum to EMC Corporation
                          ---------------------------
                    Value Added Systems Integrator Agreement
                    ----------------------------------------

1.  Background/Introduction

  This Addendum dated February 2, 2000 shall be considered an Addendum to the Valued Added Systems Integrator Agreement (the "Agreement") between EMC Corporation ("EMC") and StorageNetworks, Inc. ("SNI") dated as of September 15, 1999 (the "VASI"). This Addendum and the Agreement shall be construed together. However, to the extent that this Addendum conflicts with the Agreement, this Addendum shall govern.

2.  Pricing Strategy - Volume Purchase Levels

     . Annual Purchase Commitment: The pricing set forth below provides an immediate discount structure based on $50,000,000 year 2000 annual commitment.

     . Quarterly Commitment Levels: To receive this discounted pricing structure - SNI agrees that it shall purchase [**] of EMC Products direct from EMC during the following calendar quarters in year 2000:

          Q/1                (10%)             $ 5,000,000
          Q/2                (20%)             $10,000,000
          Q/3                (30%)             $15,000,000
          Q/4                (40%)             $20,000,000
          Total 2000 Annual                    $50,000,000


  SNI agrees that [**] or [**] of the $50 million shall be comprised of purchases of EMC software products. Each purchase by SNI of [**] of EMC products shall consist of at least [**] of EMC software products. Each [**] purchase in excess of $50 million shall also consist of at least [**] of EMC software products.

     . Technology Configuration, Costs, Terms and Conditions: All discounts throughout YEAR 2000 are based on EMC's list price as of 12/31/99. Should EMC reduce its list-pricing , SNI will receive the following discount structures off the reduced pricing schedule.

       [**]% MINIMUM FULL FRAME (TOTAL DISKS) with Standard Configuration*
             -------------------------------------------------------------

       3930 Frame (Total disks - [**])            $/MB[**]% Full)
                                                  ----    ------

       [**]% Discount on FRAME, CONNECTIVITY, CACHE      [**]MB
       [**]% Discount on DISK
       [**]% Discount on SOFTWARE                        [**]MB
       NOTE: Less than [**]% full frame, pricing will be [**]MB individually based, but revenue will count towards volume commitments ($)

       3830 Frame (Total disks - [**])            $/MB [**]% Full)
                                                  -----    ------

       [**]% Discount on FRAME, CONNECTIVITY, CACHE      [**]MB
       [**]% Discount on DISK
       [**]% Discount on SOFTWARE                        [**]MB
       NOTE: Less than [**]% full frame, pricing will be [**]MB individually based, but revenue will count towards volume commitments ($)

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                Exchange Commission. Asterisks denote omissions.

*Standard Symmetrix Configuration (Software): ALL 3830 / 3930 FRAMES CAN BE CONFIGURED WITH THE FOLLOWING SOFTWARE PRODUCTS:

       -(1) SYMMETRIX CONTROL CENTER PACKAGE
       -(1) TIMEFINDER OPEN
       AND EITHER
       -(2) POWERPATH LICENSES (ENTERPRISE UNIX) OR,
       -(3) POWERPATH LICENSES (ENTERPRISE NT)

       NOTE: ADDITIONAL SOFTWARE PRODUCTS WILL AFFECT THE SW COSTS PER MB.

     . ANY EMC SOFTWARE REQUIRED BEYOND THE ABOVE LICENSES WILL BE ENTITLED TO THE APPROPRIATE DISCOUNT STRUCTURE

Additional Hardware Components

CELERRA (MINIMUM CONFIGURATION)
-------------------------------

 .(1) CFS 14 Celerra Cabinet          [**]% Discount on Celerra Hardware
 .(4) Data Movers
 .(1) Control Station
 .(8) 12mini68S cables
 .(4) NFS Data Mover License          [**]% Discount on Celerra Software
 .(1) Control Station Software

CONNECTRIX (MINIMUM CONFIGURATION)
----------------------------------
 .(1) Connectrix Frame                 [**]% Discount on Connectrix Hardware
 .(1) Connectrix Service Proc Kit
 .(1) 32 Port Director
 .(1) Connectrix Mgr. License          [**]% Discount on Connectrix Software
 .(1) Connectrix Product Mgr. License

HARDWARE UPGRADES (I.e. Individual purchases of Disk, Cache, Connectivity)
--------------------------------------------------------------------------

DISK UPGRADE:                 [**]MB   [**]%  discount off Upgrade List Pricing
CACHE UPGRADE:                [**]     [**]%  discount off Upgrade List Pricing
CONNECTIVITY UPGRADES:        [**]     [**]%  discount off List Pricing
CELERRA HARDWARE UPGRADE:     [**]     [**]%  Discount off List Pricing
CONNECTRIX HARDWARE UPGRADE:  [**]     [**]%  Discount off List Pricing

3.  Special Additional Terms and Discounts:

     Software Site License Pricing:

     SHOULD SNI PURCHASE MULTIPLE COPIES OF EMC SOFTWARE PRODUCTS FOR NEW OR EXISTING SYMMETRIX LOCATIONS ON THE SAME ORDER, THE FOLLOWING DISCOUNT STRUCTURE WILL APPLY.

VOLUME DISCOUNT
---------------

 . 1 OR MORE COPIES OF ANY EMC SOFTWARE PRODUCT:         [**]% off list
 . 1 - 3 COPIES OF ANY LIKE EMC SOFTWARE PRODUCT:        [**]% off list
 . 4 OR MORE COPIES OF ANY LIKE EMC SOFTWARE PRODUCT:    [**]% off list


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                Exchange Commission. Asterisks denote omissions.

     . NOTE: ADDITIONAL DISCOUNTS DESCRIBED ABOVE REPLACE THOSE OUTLINED IN THE MINIMUM CONFIGURATION FRAMEWORK AND WILL APPLY WHERE APPROPRIATE.

     Software Maintenance:

     TIERED ANNUAL DISCOUNT STRUCTURE WITH ADVANCE COMMITMENT

     12 Month Commitment:      [**]% Discount off List Price on Software and
                                     Hardware Maintenance Fees

     24 Month Commitment:      [**]% Discount off List Price on Software and
                                     Hardware Maintenance Fees

     36 Month Commitment:      [**]% Discount off List Price on Software and
                                     Hardware Maintenance Fees

     Prepayment of any of the: [**]% ADDITIONAL Discount off List price on
     above tiered structure          Software and Hardware Maintenance Fees

     Hardware Maintenance:

     WITH ADVANCE COMMITMENT TO 36 MONTH SOFTWARE MAINTENANCE: 24
     MONTH HARDWARE WARRANTY PERIOD WILL BE EXTENDED TO 36 MONTHS.

     .    ADDITIONAL 12 MONTH COMMITMENTS BEYOND 36 MONTH WARRANTY AT [**]% OFF
          LIST

     . ADDITIONAL [**]% DISCOUNT FOR PREPAYMENT OF ANY ADDITIONAL 12 MONTH COMMITMENT BEYOND 36 MONTH WARRANTY

     . WITH A 36 MONTH SOFTWARE MAINTENANCE COMMITMENT ON PURCHASES MADE IN PAST 90 DAYS, EMC WILL RETROACTIVELY HONOR THE ABOVE DISCOUNTS ON ANY SOFTWARE MAINTENANCE INVOICES THAT HAVE NOT BEEN SENT TO SNI AS OF THE DATE APPROVAL AND EXECUTION OF THIS ADDENDUM

     General Terms and Conditions:

     . ALL BASE FRAMES WILL INCLUDE EMC STANDARD REQUIRED CACHE AND MINIMUM CONNECTIVITY CARDS AS OUTLINED IN THE STANDARD CONFIGURATION DESCRIPTION

     . ANY EMC HARDWARE OR SOFTWARE PRODUCT (INCLUDING DATA GENERAL AND CLARION PRODUCTS) PURCHASED DIRECT FROM EMC WILL APPLY TO THE ANNUAL REVENUE COMMITMENT

     . TO RECEIVE THIS DISCOUNTED PRICING STRUCTURE - SNI AGREES THAT IT SHALL PURCHASE 50,000,000 OF EMC PRODUCTS DIRECT FROM EMC DURING THE FOUR CALENDAR QUARTERS IN 2000, IN INCREMENTS AS DEFINED ABOVE

     . IN THE EVENT OF A QUARTERLY PURCHASE SHORTFALL OF [**]% OR LESS(FROM THE COMMITMENT, EMC AGREES TO ROLL THIS PURCHASE SHORTFALL INTO THE FOLLOWING QUARTERLY COMMITMENT.

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                Exchange Commission. Asterisks denote omissions.

     . SHOULD THE SHORTFALL EXCEED [**]% SNI AGREES THAT IT WILL PURCHASE A SUFFICIENT AMOUNT OF EMC PRODUCT(S) IN ORDER TO FULFILL THE ORIGINAL QUARTERLY COMMITMENT.

     . ON A ONE TIME, ONE QUARTER BASIS, SNI WILL ALSO HAVE AT ITS OPTION, THE ABILITY TO PURCHASE EQUIPMENT EQUALING ONLY THE DIFFERENCE BETWEEN THE ACTUAL PURCHASES AND [**]% AMOUNT OF THE QUARTER PURCHASE COMMITMENT, AND ROLL THE REMAINING [**]% INTO THE FOLLOWING QUARTER. THIS OPTION IS AVAILABLE TO SNI FOR ONE QUARTER - Q/1, Q/2 OR Q/3 OF 2000.

     . AT THE END OF FISCAL YEAR (Q/4 2000), SHOULD ACTUAL AMOUNT OF EQUIPMENT PURCHASED BE LESS THAN 50 MILLION DOLLARS, SNI AGREES THAT IT WILL PURCHASE A SUFFICIENT AMOUNT OF EMC PRODUCT(S) IN ORDER TO FULFILL THE 50 MILLION DOLLAR ANNUAL COMMITMENT.

     . FOR ALL PURCHASES IN EXCEES OF ANY QUARTERLY COMMITMENT,THE AMOUNT OF SUCH PURCHASES WILL BE APPLIED AS A REDUCTION TOWARDS THE FOLLOWING QUARTER'S REVENUE COMMITMENT AND WILL BE ELIGIBLE FOR THE APPLICATION OF THE ACCELERATOR DISCOUNT OUTLINED BELOW.

     Accelerator Discounting:

     INCENTIVE DISCOUNT CLAUSE: IN THE EVENT SNI EXCEEDS A STATED QUARTERLY PURCHASE COMMITMENT THE NEXT PURCHASE MADE BY SNI AND ANY FOLLOWING
                             ----
     PURCHASES MADE IN SAID QUARTER WILL ENTITLE SNI TO ADDITIONAL INDEPENDENT DISCOUNTS (SEE BELOW) ON THE PURCHASE TOTAL FOR: (FRAME, CONNECTIVITY AND CACHE), (DISK) AND (SOFTWARE).

            [**]% OFF DOLLAR VALUE OF FRAME, CONNECTIVITY, CACHE
            [**]% OFF DOLLAR VALUE OF DISK
            [**]% OFF DOLLAR VALUE OF SOFTWARE

     EMC Current List Pricing Terms:

     DURING THE TERM OF THIS ADDENDUM, EMC LIST PRICES WILL BE CAPPED ON THE START DATE. IF THERE SHOULD BE ANY REDUCTIONS IN LIST PRICES DURING THE TERM OF THE AGREEMENT, DISCOUNTING WILL BE APPLIED TO THE PRICES IN EFFECT ON THE DATE OF THE SALE.

     Consigned Inventory:

     EMC WILL AGREE TO PROVIDE SNI WITH EMC TECHNOLOGY ON A CONSIGNMENT BASIS WITHIN ANY CALENDAR QUARTER.

     NOTE: SNI VPA PRICING ENCLOSED WILL APPLY TO CONSIGNMENT INVENTORY

     TO ENSURE TIMELY DELIVERY, EMC MUST RECEIVE A PURCHASE ORDER FOR CONSIGNMENT INVENTORY NO LATER THAN WEEK 10 OF PREVIOUS CALENDAR QUARTER DELIVERY OF REQUIRED INVENTORY WILL TAKE PLACE IN THE FIRST TWO WEEKS OF A GIVEN QUARTER.

     FAILURE TO DELIVER CONSIGNED INVENTORY PRODUCT WITHIN FIRST TWO WEEKS (14
     DAYS) OF QUARTER WILL ALLOW SNI TO PUSH OUT THE PAYMENT DUE DATE BY AN EQUAL AMOUNT OF DAYS LATE. PAYMENT IS DUE BY QUARTER END OR NET 30

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                Exchange Commission. Asterisks denote omissions.

     FROM WHEN TECHNOLOGY BECOMES DEDICATED TO END USER- WHICH EVER COMES FIRST. CONSIGNMENT CONFIGURATION: TO BE DEFINED BY SNI

4.  Financing

     UNDER CURRENT TERMS AND CONDITIONS REPRESENTED BY THE EXISTING MASTER LEASE AGREEMENT IN PLACE BETWEEN EMC AND SNI FUTURE SCHEDULES MAY BE ADDED AT THE THEN CURRENT COMPETITIVE RATES AND TERMS.

     THESE FINANCE RATES AND TERMS ALONG WITH THE LINE OF CREDIT PROVIDED TO SNI WILL BE REVIEWED BY EMC/SNI ON A MONTHLY/QUARTERLY BASIS BY APPROPRIATE PERSONNEL FROM BOTH ORGANIZATIONS. EMC WILL VALIDATE SNI'S CREDIT LINE ON A MONTHLY BASIS, NO LATER THAN THE FIRST DAY OF EACH MONTH AND WILL PROVIDE ANY UPATE INFORMATION TO SNI'S CFO, CONTROLLER OR OTHER APPROPRIATE PERSONNEL EMPLOYED BY SNI.

5.  No Solicitation Clause:

     SNI agrees that it will not, during the term of this Addendum, and for a period of six months after the date of termination, cancellation or expiration of this Addendum , hire nor solicit the employment in any capacity whatsoever of any employees of EMC, unless otherwise mutually agreed to by both parties.

6.  Termination of Purchase Commitments:

     Provided that SNI has purchased and paid for at least $[**] of EMC products, and with thirty days prior written notice, SNI may terminate this Addendum if EMC sells "shared storage." Shared storage is a product offering of EMC (that is separate and distinct from the shared storage products and services currently and hereafter offered by the EMC Internet Services Group) that utilizes EMC storage products on a non-exclusive basis.

7.  Operational Considerations:

     EMC TECHNOLOGY ADVANCEMENTS: SNI MAY PARTAKE IN ALL EMC BETA PROGRAMS AS ANNOUNCED AND AS APPLICABLE.

 .    EMC AGREES THAT UPON GENERAL RELEASE OF VIRTUALIZATION FUNCTIONALITY, ALL
     EXISTING SYMMETRIX' PURCHASED BY SNI WILL BE PROVIDED THE VIRTUALIZATION UPGRADE SOFTWARE AT NO ADDITIONAL COST TO SNI. EMC ALSO AGREES THAT SNI WILL BE A MAJOR PART OF ALL BETA TESTING OF VIRTUALIZATION SOFTWARE FUNCTIONALITY


     PARTITIONING OF THE SYMMETRIX: "VIRTUALIZATION" - SYMMETRIX ACCESS CONTROL IS BEING IMPLEMENTED IN THE FOLLOWING PHASES:


 .    AT END OF [**], IF EMC HAS NOT PROVIDED VIRTUALIZATION FUNCTIONALITY AS
     DESCRIBED IN PHASE I, SNI MAY ELECT TO TERMINATE THIS ADDENDUM.

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Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

 .    IF AT THE BEGINNING OF [**], EMC HAS NOT PROVIDED VIRTUALIZATION
     FUNCTIONALITY AS DESCRIBED IN PHASE II, SNI MAY ELECT TO TERMINATE THIS ADDENDUM.

     . Phase 1: Available [**]. Permits user configurable system call blocking by Symmetrix port. This feature has been implemented and has been patched back to micro-code level 65 This feature does not require changes to existing API's and applications Phase 1QA [**]and is approximately [**]% [**].

     . Phase 2: Available ([**] Beta release to SNI) Permits creation of user defined groups of logical Symmetrix devices. This feature is a planned deliverable for micro-code level 67 This feature allows partitioned control of the Symmetrix per user defined device group For Example:
          TimeFinder and SRDF Control can be partitioned for multiple customers on the same Symmetrix To take advantage of this feature, changes must be made to existing API's and applications Phase 2 requirements [**], and [**].

 .  Demonstration Technology

      DEMONSTRATION SYMMETRIX FOR SNI: EMC AGREES TO PROVIDE SNI WITH A SYMMETRIX TO BE USED BY SNI SOLELY FOR DEMONSTRATION PURPOSES AT SNI CORPORATE, WALTHAM, MA - WITH THE FOLLOWING CONFIGURATION:

          SYMMETRIX 3930, 28 X 2020-36m2, 2 X DP2-USD4SW, 6 X DP2-FCD2, 2 X DP-RLD2'S, 6x50 METER CABLES, 8GB CACHE, CONTROL CENTER PACKAGE, TIMEFINDER OPEN AND NT, SRDF, VOLUME LOGIX

          EMC WILL AGREE TO DELIVER TO SNI H/Q WITHIN TWO WEEKS OF APPROVED AND EXECUTED ADDENDUM.

          DELIVERY TIMELINES: WITH CONSIGNMENT STRATEGY DEPLOYED, DELIVERY TIMELINE ISSUES WILL BE LARGELY REDUCED. FOR DELIVERY ISSUES NOT HANDLED BY CONSIGNMENT STRATEGY, EMC AGREES TO A 10 DAY TURN AROUND FOR ALL HARDWARE AND SOFTWARE ITEMS.

          NOTE: THIS 10 DAY TURNAROUND IS REQUIRED TO ALLOW EMC TO ADDRESS AND RESPOND TO ANY SHORT INVENTORY ISSUES, AS WELL AS NORMAL ALLOCATION, TESTING AND PREPARATION PROCESSES EMC REQUIRES ON ANY PRODUCT TO BE SHIPPED.

          EMC WILL PROVIDE ONE POINT OF CONTACT FOR DELIVERY INFORMATION:   TBD
          EMC WILL PROVIDE ONE POINT OF CONTACT FOR PS PAYMENT AND   TRACKING:
          TBD
          EMC TO ASSIGN DEDICATED APPLICATION TECHNOLOGIES AND SYSTEMS ENGINEER TO SNI:
          APPLICATION TECHNOLOGIST: LOLIT VOHRA, EMC - NEWTON, MA SYSTEMS
          ENGINEER: TBD

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                Exchange Commission. Asterisks denote omissions.


 .  Software Development and Evaluation Technology

          EMC API FEES AND RUNTIME LICENSE FEES TO BE FURTHER DISCUSSED AND REVIEWED BY BOTH PARITIES PRIOR TO RESTRUCTURING PRESENT FORMAT
          ENGINEERING:
          . EMC EVALUATION EQUIPMENT TO BE PROVIDED TO SNI AT NO CHARGE WITH EMC APPROVAL. UPON APPROVAL AND EXECUTION OF THIS ADDENDUM EMC WILL SHIP [**] WORTH OF EVAL EQUIPMENT. THE REMAINING PORTION OF EVALUATION EQUIPMENT TO BE PROVIDED TO SNI WILL SHIP PROPORTIONATELY AGAINST 50 MILLION DOLLARS
          . EVALUATION EQUIPMENT IS NOT TO EXCEED AT ANY ONE TIME A TOTAL VALUE, TO BE CALCULATED USING THE VOLUME PURCHASE ADDENDUM DISCOUNTING STRUCTURE, OF $[**] OR [**]% OF THE TOTAL SNI PURCHASES FROM EMC DURING THE YEAR 2000, WHICH EVER IS LESSER.
          .    EMC ACT BETA TEST PROGRAM WILL CONTINUE TO BE MADE AVAILABLE TO
               SNI

  8.  Sales and Marketing Partnership

  The parties will engage in the following sales and marketing activities. The specific implementation of the following activities will be approved by Tom Heiser or Mike Ruffolo. EMC reserves the right to delay or defer one or more of the sales and marketing activities set forth below due to any pending or contemplated offering of securities by SNI.

     INTERNAL AND EXTERNAL ANNOUNCEMENTS

     INTERNAL: WITH SNI INPUT, EMC WILL GENERATE AN ATTACK PACK TO BE DISTRIBUTED TO ENTIRE EMC FIELD. ATTACK PACK TO INCLUDE INFORMATION NECESSARY FOR EMC FIELD TO UNDERSTAND ALL RELATIVE BENEFITS PERTAINING TO THE SNI PARTNERSHIP:
     . VALUE STATEMENT - OVERVIEW OF SNI'S MANAGED SERVICE MODEL AND STRENGTH IN THE INDUSTRY
     .    SUCCESS STORIES (CO GENERATED)
     .    MUTUAL RULES OF ENGAGEMENT
     . PROCESS AND OPERATIONS (MUTUAL AGREEMENT ON STEPS IN THE SALES CYCLE, FROM INCEPTION TO CONCLUSION FOR BOTH COMPANIES). METHOD FOR DETERMINING ACCOUNTS WHICH WILL BENEFIT FROM JOINT ACTIVITIES WILL BE DETERMINED.
     . QUESTION/ANSWER SECTION DESIGNED TO ADDRESS EMC FIELD REVENUE CREDIT AND COMPENSATION QUESTIONS EMC AND \SNI WILL GENERATE AND INVOLVE EMC IN A SIMILAR SNI ATTACK PACK TO BE CREATED AND DISTRIBUTED TO ENTIRE SNI FIELD
     . INTERNET - EXTERNAL: EMC.COM TO ANNOUNCE EMC/SNI PARTNERSHIP AND PROVIDE A HYPERLINK TO THE SNI WEB SITE
     . INTERNET - EXTERNAL: STORAGENETWORKS.COM TO ANNOUNCE SNI/EMC PARTNERSHIP AND PROVIDE A HYPERLINK TO EMC WEB SITE
     . PRESS RELEASES FOR SHARED END USER CUSTOMERS WILL INCLUDE BOTH COMPANIES NAMES
     . EMC WILL EXECUTE A PRESS RELEASE ANNOUNCING SNI AS EMC'S TIER ONE CHANNEL PROVIDER AND PROFESSIONAL SERVICES PROVIDER OF CHOICE.

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     .    SNI WILL EXECUTE A PRESS RELEASE ANNOUNCING EMC AS TECHNOLOGY PROVIDER
          OF CHOICE TO ADDRESS SERVICE LEVEL AGREEMENTS

     EMC SANCTIONED TRAINING SCHEDULE

     . TRAINING EVENT TO INCLUDE: EMC AREA MEETING WHERE SNI AND EMC INTRODUCE OR RE INTRODUCE THE EMC/SNI PARTNERSHIP, SNI'S VALUE PROPOSITION, STRENGTH IN THE INDUSTRY, TARGET MARKET AND OVERALL BENEFIT OF PARTNERSHIP
     . CITIES TO INCLUDE: SEATTLE, SAN FRANCISCO, LOS ANGELES, CHICAGO, DENVER, WASHINGTON DC, ATLANTA, NEW YORK, PHILADELPHIA, BOSTON, HOUSTON, AUSTIN, DALLAS, LONDON, FRANKFURT
     . WEEKLY/MONTHLY AND QUARTERLY FIELD SALES VISITS TARGETED TO ASSIST EMC/SNI JOINT SALES EFFORTS IN SPECIFIC ACCOUNT OPPORTUNITIES.
     . EMC MARKETING TO COORDINATE WITH SNI MARKETING TO CO CREATE AND CO DELIVER JOINT PRESS RELEASE TO MEDIA (E.G.. EMC PROVEN PROGRAM)
     . EMC SEMINAR SERIES TO CONTINUE INTO 2000 WITH 2 SERIES, 6-12 CITIES EACH SERIES
     . JOINT ADVERTISING PROGRAM COSTS TO BE EQUALLY SHARED AS DESCRIBED IN EMC'S MARKETING CO OP PROGRAM
     . SNI WILL HAVE THE OPTION OF PARTICIPATING AT EMC SCHEDULED TRADE SHOW EVENTS
     .    COOP DOLLARS OR MARKET DEVELOPMENT FUNDS PROGRAM TO CONTINUE

9.  Term

  The term of this Addendum will be from February 2, 2000 through December 31, 2000.


Authorized Signature: StorageNetworks, Inc.    Authorized Signature: EMC
Corporation

_________________________          ___________________________
Name                               Name
_________________________          ___________________________
Print                              Print
_________________________          ___________________________
Title                              Title
_________________________          ___________________________
Date                               Date

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